Exhibit 99.2

VERSES AI INC. ANNOUNCES PRICING OF PUBLIC OFFERING OF UNITS

July 9, 2025

VANCOUVER, British Columbia – Verses AI Inc. (CBOE: VERS) (OTCQB: VRSSD) (“Verses” or the “Company”) is pleased to announce the pricing of its previously announced public offering (the “Offering”), of 1,007,764 units of the Company (the “Units”) at a price to the public of US$6.946 (C$9.50) per Unit (the “Offering Price”) for gross proceeds of US$7,000,331 (C$9,573,758), before deducting commissions and estimated expenses incurred in connection with the Offering. Each Unit consists of one Class A subordinate voting share of the Company (a “Share”) and one-half of one Share purchase warrant (each whole warrant, a “Warrant”). Each whole Warrant will be exercisable to acquire one Share, at a price of US$8.409 (C$11.50) per Share for a period of 36 months from the date of issuance.

A.G.P. Canada Investments ULC (“A.G.P. Canada”) is acting as lead agent for the Offering. A.G.P./Alliance Global Partners (“A.G.P. US”) is acting as U.S. agent in the Offering.

In connection with the Offering, the Company has filed a preliminary prospectus supplement (the “Preliminary Prospectus Supplement”) and intends to file a subsequent prospectus supplement (the “Final Prospectus Supplement”) to its short form base shelf prospectus receipted on September 26, 2024 (the “Base Shelf Prospectus”) in each of the provinces and territories of Canada, other than Québec, relating to the proposed Offering. The Preliminary Prospectus Supplement has been and the Final Prospectus Supplement will be filed with the U.S. Securities and Exchange Commission (the “SEC”) as part of the Company’s U.S. registration statement on Form F-10, declared effective by the SEC on October 1, 2024 (File No. 333-282301) (as amended, the “Registration Statement”), which includes the Base Shelf Prospectus.

The closing of the Offering remains subject to market and other customary conditions, including, but not limited to, the receipt of all necessary approvals, including the approval of Cboe Canada Inc. (“CBOE”).

The net proceeds of the Offering will strengthen the Company’s financial position and provide liquidity to finance ongoing operations, including, in particular, the Company’s expenses incurred, and expected to be incurred, in connection with the Company’s research and development objectives, and for working capital and general corporate purposes.

The Base Shelf Prospectus and Preliminary Prospectus Supplement are, and the Final Prospectus Supplement will be, accessible on SEDAR+ at www.sedarplus.com. The Registration Statement, including the Base Shelf Prospectus and Preliminary Prospectus Supplement are, and the Final Prospectus Supplement will be, accessible in the United States on EDGAR at www.sec.gov.

An electronic or paper copy of the Base Shelf Prospectus, the Preliminary Prospectus Supplement, and the Final Prospectus Supplement (when filed), and any amendment to such documents may be obtained without charge, from A.G.P. Canada, 5063 North Service Road, Suite 100, Office 74, Burlington, Ontario L7L 5H6, by email to Info@alliancegcanada.ca, Attention: Investment Banking, and can be obtained from A.G.P. US at 590 Madison Avenue, 28th Floor, New York, NY 10022, or by telephone at (212) 624-2060, or by email at prospectus@allianceg.com, and by providing the contact with an email address or address, as applicable. The Base Shelf Prospectus, the Preliminary Prospectus and Final Prospectus Supplement (when filed) contain or will contain important, detailed information about the Company and the proposed Offering. Prospective investors should read the Base Shelf Prospectus, the Preliminary Prospectus Supplement and Final Prospectus Supplement (when filed) before making an investment decision.

This news release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any province, state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such province, state or jurisdiction.

References to “US$” are to United States dollars and references to or “C$” are to Canadian dollars. On July 8, 2025, the noon buying rate as reported by the Bank of Canada for the conversion of one Canadian dollar into United States dollars was C$1.00 equals US$0.7312.

About VERSES

VERSES is a cognitive computing company building next-generation intelligent software systems modeled after the wisdom and genius of nature.

On Behalf of the Company

Gabriel René

VERSES AI Inc.

Co-Founder & CEO

press@VERSES.io

Media and Investor Relations Inquiries

James Christodoulou

Chief Financial Officer

Verses AI Inc.

IR@Verses.ai

(212) 970-8889

Cautionary Note Regarding Forward-Looking Statements

This news release includes certain statements and information that may constitute forward-looking information or forward-looking statements within the meaning of applicable securities laws. Forward-looking statements relate to future events or future performance and reflect the expectations or beliefs of management of the Company regarding future events. Generally, forward-looking statements and information can be identified by the use of forward-looking terminology such as “intends”, “expects” or “anticipates”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would” or will “potentially” or “likely” occur. This information and these statements, referred to herein as “forward-looking statements”, are not historical facts, are made as of the date of this news release and include, without limitation, the Company’s ability to complete the Offering on the terms announced or at all, the use of the net proceeds of the Offering, and the receipt of all necessary approvals, including the approval of CBOE.

Such forward-looking statements are based on a number of assumptions of management, including, without limitation, assumptions regarding the ability of the Company to obtain all necessary approvals for the Offering and the timing thereof. Additionally, forward-looking information involves a variety of known and unknown risks, uncertainties and other factors which may cause the actual plans, intentions, activities, results, performance or achievements of Verses to be materially different from any future plans, intentions, activities, results, performance or achievements expressed or implied by such forward-looking statements. Such risks include, without limitation: that the Offering will not be completed on the timetable anticipated or at all, that the use of proceeds from the Offering will differ from management’s current expectations, that the Company will not obtain all necessary approvals, including the approval of CBOE and applicable securities regulatory authorities, and that the volatility of global capital markets will impact the Offering and the development of the Company’s business, as well as the risk factors set out under the heading “Risk Factors” in the Company’s annual information form dated June 30, 2025 available for review on the Company’s profile at www.sedarplus.ca and filed as an exhibit to the Registration Statement and the heading “Risk Factors” in the Preliminary Prospectus and Final Prospectus (when filed) with the SEC at www.sec.gov.

Although management of the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking statements or forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements and forward-looking information. Readers are cautioned that reliance on such information may not be appropriate for other purposes. The Company does not undertake to update any forward-looking statement, forward-looking information or financial out-look that are incorporated by reference herein, except in accordance with applicable securities laws.

Prospective investors should read the Base Shelf Prospectus and the Final Prospectus Supplement (when available) and the documents incorporated by reference therein, which are available on both SEDAR+ at www.sedarplus.ca. and on EDGAR at www.sec.gov before making an investment decision.

The CBOE has not approved or disapproved the contents of this news release and is not responsible for the adequacy and accuracy of the contents herein.

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